Employee Retirement Benefits	12 Months Ended
Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Employee Retirement Benefits
NOTE 14. Employee Retirement Benefits

Employee Retirement Plans

In the U.S., the Company’s salaried employees earn noncontributory pay related benefits, while the Company’s former hourly employees represented by certain collective bargaining groups earn noncontributory benefits based on employee service. Effective December 31, 2011, active salaried employees in the U.S. ceased to accrue benefits under the defined benefit pension plan. Certain of the Company’s non-U.S. subsidiaries sponsor separate plans that provide similar types of benefits to their employees. The Company’s defined benefit plans are partially funded with the exception of certain supplemental benefit plans for executives and certain non-U.S. plans, primarily in Germany, which are unfunded.

Most U.S. salaried employees and certain non-U.S. employees are eligible to participate in defined contribution plans by contributing a portion of their compensation, which is partially matched by the Company. Effective January 1, 2012, matching contributions for the U.S. defined contribution plan will be 100% on the first 6% of pay contributed. The expense related to matching contributions was approximately $5 million in 2011, $1 million for the three-month Successor period ended December 31, 2010, $3 million for the nine-month Predecessor period ended October 1, 2010, and $4 million in 2009.

Postretirement Employee Health Care and Life Insurance Benefits

In the U.S. and Canada, the Company has a financial obligation for the cost of providing other postretirement health care and life insurance benefits (“OPEB”) to its employees under Company-sponsored plans. These plans generally pay for the cost of health care and life insurance for retirees and dependents, less retiree contributions and co-pays. During 2009 and 2010, the Company eliminated company paid OPEB under certain U.S. plans pursuant to various Court orders. In July 2010, the United States Court of Appeals for the Third Circuit (the "Circuit Court") reversed previous orders of the Court and the District Court for the District of Delaware (the "District Court") authorizing the Company to eliminate such OPEB benefits without complying with the requirements of Bankruptcy Code Section 1114. In August 2010, the Court issued an order requiring the Company to retroactively restore certain terminated or modified benefits. In September 2010, the Court issued an order approving the Memorandum of Agreement between the IUE-CWA and the Company pursuant to which the parties agreed that $12 million would be paid in full settlement of the OPEB obligations for the former Connersville and Bedford hourly employees under Section 1114 of the Bankruptcy Code. In October 2010, the Company notified the participants of the remaining OPEB plans that company paid benefits would be eliminated on November 1, 2010.

The table below summarizes the impact of these OPEB terminations and reinstatements on the Company's consolidated statements of operations.

	Successor	Predecessor
	Three Months Ended December 31	Nine Months Ended October 1	Twelve Months Ended December 31
	2010	2010	2009
	(Dollars in Millions)
Connersville/Bedford
Termination	$(1)	$(206)	$(42)
Reinstatement	—	150	—
North Penn
Termination	(56)	(125)	—
Reinstatement	—	62	—
Salaried/Other
Termination	(89)	(1)	(153)
Reinstatement	—	94	—
Net reduction to postretirement expense	$(146)	$(26)	$(195)

The Patient Protection and Affordable Care Act and the Health Care Education and Affordability Reconciliation Act

In March 2010, the Patient Protection and Affordable Care Act and the Health Care Education and Affordability Reconciliation Act (the “Acts”) were signed into law. The Acts contain provisions which could impact the Company’s accounting for retiree medical benefits. Accordingly, the Company completed an assessment of the Acts in connection with the reinstatement of other postretirement employee benefits for certain former employees of the Company’s Connersville and Bedford facilities in the second quarter of 2010 and all other reinstated plans in the third quarter of 2010 and increased the related benefit liabilities by approximately $6 million, based upon the Company’s current interpretation of the Acts. These amounts are included in the reinstatement charges discussed above.

Ford Sponsored Retirement Benefits

Prior to emergence from bankruptcy, Ford charged Visteon for OPEB provided by Ford to certain Company salaried employees who retired after May 24, 2005. OPEB payables to Ford were reclassified to Liabilities subject to compromise in connection with the Chapter 11 Proceedings. During the third quarter of 2010 the OPEB payable balance was reduced by $9 million in connection with the August 17, 2010 Court approval of the ACH Termination Agreement. Additionally, on the Effective Date and pursuant to the Release Agreement, Ford released Visteon from the remaining OPEB and pension payables approximating $100 million and withdrew their claim for recovery of such amounts.

Benefit Expenses

The Company’s expense for retirement benefits is as follows:

	Retirement Plans
	U.S Plans				Non-U.S Plans
	Successor		Predecessor		Successor		Predecessor
	Year Ended	Three Months Ended	Nine Months Ended	Year Ended	Year Ended	Three Months Ended	Nine Months Ended	Year Ended
	December 31		October 1	December 31	December 31		October 1	December 31
	2011	2010	2010	2009	2011	2010	2010	2009
	(Dollars in Millions, Except Percentages)
Costs Recognized in Income
Service cost	$5	$2	$7	$13	$6	$2	$4	$7
Interest cost	73	18	56	74	28	6	19	31
Expected return on plan assets	(75)	(19)	(55)	(79)	(18)	(5)	(14)	(26)
Amortization of:
Plan amendments	—	—	(2)	(2)	—	—	1	2
Losses and other	—	—	2	1	—	—	—	—
Special termination benefits	3	—	1	6	—	—	—	—
Curtailments	(1)	—	(14)	(2)	—	—	—	5
Visteon sponsored plan net pension expense/(income)	5	1	(5)	11	16	3	10	19
Expense for certain salaried employees whose pensions are partially covered by Ford	—	—	1	10	—	—	—	—
Employee retirement benefit expense/(income) excluding restructuring	$5	$1	$(4)	$21	$16	$3	$10	$19
Retirement benefit related restructuring expenses
Special termination benefits	$—	$—	$2	$12	$—	$—	$—	$9
Other	—	—	—	7	—	—	—	—
Total employee retirement benefit related restructuring expenses	$—	$—	$2	$19	$—	$—	$—	$9
Fresh-start accounting adjustments	$—	$—	$(138)	$—	$—	$—	$(107)	$—
Weighted Average Assumptions Used for Expenses
Discount rate for expense	5.50%	5.30%	5.90%	6.35%	5.95%	5.40%	6.10%	6.05%
Rate of increase in compensation	3.50%	3.50%	3.50%	3.25%	3.55%	3.40%	3.50%	3.15%
Assumed long-term rate of return on assets	7.50%	7.70%	7.70%	8.10%	5.40%	5.60%	6.00%	6.70%

The Company’s expense for health care and life insurance benefits is as follows:

	Health Care and Life Insurance Benefits
	Successor		Predecessor
	Year Ended	Three Months Ended	Nine Months Ended	Year Ended
	December 31		October 1	December 31
	2011	2010	2010	2009

Costs Recognized in Income
Service cost	$—	$—	$—	$1
Interest cost	—	—	3	18
Plan termination income	(2)	(146)	—	—
Reinstatement of benefits	—	—	306	—
Amortization of:
Plan amendments	—	—	(374)	(75)
Losses and other	—	—	43	18
Curtailments	—	—	—	(161)
Settlements	—	—	(1)	—
Visteon sponsored plan net postretirement (income)	(2)	(146)	(23)	(199)
(Income) for certain salaried employees whose benefits are covered by Ford	—	—	(15)	(8)
Employee postretirement (income)	$(2)	$(146)	$(38)	$(207)
Fresh-start accounting adjustments	$—	$—	$128	$—
Weighted Average Assumptions Used for Expense
Discount rate for expense	5.00%	4.65%	5.65%	6.05%
Initial health care cost trend rate	8.50%	8.00%	9.00%	8.33%
Ultimate health care cost trend rate	5.00%	5.10%	5.00%	5.00%
Year ultimate health care cost trend rate reached	2017	2015	2017	2014

Curtailments and Settlements

Curtailment and settlement gains and losses are classified in the Company’s consolidated statements of operations as Cost of sales or Selling, general and administrative expenses, as appropriate. During the nine-month Predecessor period ended October 1, 2010 the Company recorded curtailment gains of $14 million in connection with the termination of the salaried employees formerly leased to ACH and other on-going U.S. headcount reductions.

During 2009 the Company recorded significant curtailments and settlements of its employee retirement benefit plans as follows:

•
Curtailment gains of $153 million related to the OPEB plans in connection with the elimination of Company-paid medical, prescription drug and life insurance coverage. This plan change eliminated future service for active plan participants, as such the amounts in accumulated other comprehensive income relating to prior plan changes were recognized as curtailment gains.

•	Curtailment gains of $10 million associated with the U.S. salaried pension and OPEB plans in connection with employee headcount reductions under previously announced restructuring actions.

•
Curtailment losses of $6 million related to the reduction of future service in the UK pension plans in connection with employee headcount reductions in the UK. These losses were partially offset by a $1 million curtailment gain in Mexico related to employee headcount reductions under previously announced restructuring actions. These curtailments reduced the benefit obligations by $2 million.

Retirement Benefit Related Restructuring Expenses

In addition to normal employee retirement benefit expenses, the Company recorded $2 million for the nine-month Predecessor period ending October 1, 2010 and $28 million for the year ended December 31, 2009, for retirement benefit related restructuring charges. Such charges generally relate to special termination benefits, voluntary termination incentives and pension losses and are the result of various restructuring actions as described in Note 6 “Asset Impairments and Restructuring.”

Benefit Obligations

The Company’s obligation for retirement benefits is as follows:

	Retirement Plans						Health Care and Life
	U.S. Plans			Non-U.S. Plans			Insurance Benefits
	Successor		Predecessor	Successor		Predecessor	Successor		Predecessor
	Year Ended	Three Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Nine Months Ended
	December 31		October 1	December 31		October 1	December 31		October 1
	2011	2010	2010	2011	2010	2010	2011	2010	2010
Change in Benefit Obligation
Benefit obligation — beginning	$1,360	$1,407	$1,301	$445	$486	$435	$17	$171	$66
Service cost	5	2	7	6	2	4	—	—	—
Interest cost	73	18	56	28	6	19	—	—	3
Participant contributions	—	—	—	1	—	—	—	—	—
Reinstatement of liability	—	—	—	—	—	—	—	—	305
Amendments/other	—	—	(21)	—	—	1	(2)	(145)	(187)
Actuarial loss/(gain)	141	(44)	136	3	(39)	49	—	(1)	(4)
Special termination benefits	3	—	3	—	—	—	—	—	—
Curtailments, net	(26)	—	(22)	—	—	(1)	—	—	—
Settlements	—	—	(2)	(1)	—	—	—	—	—
Foreign exchange translation	—	—	—	(15)	(6)	(10)	—	—	—
Transfers In	—	—	—	17	—	—	—	—	—
Benefits paid	(76)	(23)	(51)	(18)	(4)	(11)	(5)	(8)	(12)
Benefit obligation — ending	$1,480	$1,360	$1,407	$466	$445	$486	$10	$17	$171
Change in Plan Assets
Plan assets — beginning	$996	$1,035	$913	$337	$330	$315	$—	$—	$—
Actual return on plan assets	172	(14)	174	20	8	23	—	—	—
Sponsor contributions	63	—	1	19	6	11	5	8	12
Participant contributions	—	—	—	1	—	—	—	—	—
Foreign exchange translation	—	—	—	(14)	(3)	(8)	—	—	—
Settlements	—	—	—	(1)	—	—	—	—	—
Transfers In	—	—	—	4	—	—	—	—	—
Benefits paid/other	(80)	(25)	(53)	(18)	(4)	(11)	(5)	(8)	(12)
Plan assets — ending	$1,151	$996	$1,035	$348	$337	$330	$—	$—	$—
Funded status at end of period	$(329)	$(364)	$(372)	$(118)	$(108)	$(156)	$(10)	$(17)	$(171)

Balance Sheet Classification
Other non-current assets	$—	$—	$—	$4	$6	$5	$—	$—	$—
Accrued employee liabilities	(3)	(2)	(2)	(3)	(3)	(3)	(2)	(3)	(31)
Employee benefits	(326)	(362)	(370)	(119)	(111)	(158)	(8)	(8)	(140)
Other current liabilities	—	—	—	—	—	—	—	(6)	—
Accumulated other comprehensive (loss) income:
Actuarial loss/(gain)	15	(9)	—	(40)	(42)	—	—	—	—
	$15	$(9)	$—	$(40)	$(42)	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $1.90 billion, $1.74 billion, and $1.82 billion at the December 31, 2011, December 31, 2010, and October 1, 2010 measurement dates. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for employee retirement plans with accumulated benefit obligations in excess of plan assets were $1.62 billion, $1.61 billion and $1.19 billion, respectively, at December 31, 2011 and $1.61 billion, $1.56 billion and $1.14 billion, respectively, at December 31, 2010.

Assumptions used by the Company in determining its benefit obligations as of December 31, 2011, December 31, 2010, and October 1, 2010 are summarized in the following table.

	Retirement Plans						Health Care and Life Insurance Benefits
	U.S. Plans			Non-U.S. Plans
	Successor		Predecessor	Successor		Predecessor	Successor		Predecessor
	2011	2010	2010	2011	2010	2010	2011	2010	2010
Weighted Average Assumptions
Discount rate	4.85%	5.55%	5.30%	5.85%	5.95%	5.40%	4.10%	5.00%	4.65%
Expected rate of return on assets	7.00%	7.50%	7.70%	5.05%	5.40%	5.55%	N/A	N/A	N/A
Rate of increase in compensation	N/A	3.50%	3.50%	3.45%	3.55%	3.45%	N/A	N/A	N/A
Initial health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	8.00%	8.50%	8.00%
Ultimate health care cost trend rate	N/A	N/A	N/A	N/A	N/A	N/A	5.00%	5.00%	5.10%
Year ultimate health care cost trend rate reached	N/A	N/A	N/A	N/A	N/A	N/A	2018	2017	2015

Accumulated Other Comprehensive (Loss) Income

Components of the net change in Accumulated other comprehensive (loss) income related to the Company’s retirement, health care and life insurance benefit plans on the Company’s consolidated statements of shareholders’ equity for the year ended December 31, 2011, the three months ended December 31, 2010, and the nine months ended October 1, 2010 are as follows:

	Retirement Plans						Health Care and Life Insurance Benefits
	U.S. Plans			Non-U.S. Plans
	Successor		Predecessor	Successor		Predecessor	Successor		Predecessor
	2011	2010	2010	2011	2010	2010	2011	2010	2010
	(Dollars in Millions)
Actuarial loss (gain)	$23	$(9)	$(5)	$2	$(42)	$41	$—	$(1)	$(4)
Prior service (credit)/cost	—	—	(21)	—	—	1	—	(150)	(187)
Fresh-start adjustments	—	—	(138)	—	—	(107)	—	—	128
Reclassification to net income	1	—	14	—	—	(1)	—	151	332
	$24	$(9)	$(150)	$2	$(42)	$(66)	$—	$—	$269

Due to the adoption of fresh-start accounting effective October 1, 2010, there are no amounts included in Accumulated other comprehensive (loss) income as of December 31, 2011 that are expected to be realized in 2012.

Contributions

During January 2009, the Company reached an agreement with the Pension Benefit Guaranty Corporation (“PBGC”) pursuant to U.S. federal pension law provisions that permit the PBGC to seek protection when a plant closing results in termination of employment for more than 20 percent of employees covered by a pension plan (the “PBGC Agreement”). Under the PBGC Agreement, the Company agreed to accelerate payment of a $10.5 million cash contribution, provide a $15 million letter of credit and provide for a guarantee by certain affiliates of certain contingent pension obligations of up to $30 million. During September 2009 a letter of credit draw event was triggered under the PBGC Agreement and resulted in the draw down of the full $15 million. In December 2011, the Company reached an agreement with the PBGC whereby the $15 million was returned to the Company and immediately contributed to the respective retirement plan. The $15 million cash contribution is designated as a pre-funding amount that will be used to offset the plan's funding needs after June 2013.

On January 9, 2012 the Company completed a contribution of approximately 1.5 million shares of Visteon Corporation common stock valued at approximately $70 million to its two largest U.S. defined benefit plans. This contribution was in excess of the calendar 2012 minimum required contributions for those plans by approximately $10 million.

Additionally, the Company expects to make cash contributions to its U.S. retirement plans and OPEB plans of $3 million and $2 million, respectively. Contributions to non-U.S. retirement plans are expected to be $16 million during 2012. The Company’s expected 2012 contributions may be revised.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid by the Company plans:

	Pension Benefits		Retirement Health and Life Payments
	U.S.	Non-U.S.
	(Dollars in Millions)
2012	$72	$15	$2
2013	69	17	—
2014	69	17	—
2015	68	18	—
2016	68	19	—
Years 2017 — 2021	354	116	1

Plan Assets and Investment Strategy

Substantially all of the Company’s pension assets are managed by external investment managers and held in trust by third-party custodians. The selection and oversight of these external service providers is the responsibility of the investment committees and their advisors. The selection of specific securities is at the discretion of the investment manager and is subject to the provisions set forth by written investment management agreements and related policy guidelines regarding permissible investments, risk management practices and the use of derivative securities. Derivative securities may be used by investment managers as efficient substitutes for traditional securities, to reduce portfolio risks or to hedge identifiable economic exposures. The use of derivative securities to create economic leverage to engage in unrelated speculation is expressly prohibited. External investment managers are prohibited from investing in any debt or equity securities related to the Company or its affiliates. The Company's equity is permitted when it is the result of a corporate contribution to the plan.

The primary objective of the pension funds is to pay the plans’ benefit and expense obligations when due. Given the relatively long time horizon of these obligations and their sensitivity to interest rates, the investment strategy is intended to improve the funded status of its U.S. and non-U.S. plans over time while maintaining a prudent level of risk. Risk is managed primarily by diversifying each plan’s target asset allocation across equity, fixed income securities and alternative investment strategies, and then maintaining the allocation within a specified range of its target. In addition, diversification across various investment subcategories within each plan is also maintained within specified ranges.

The Company’s retirement plan asset allocation at December 31, 2011 and 2010 and target allocation for 2012 are as follows:

	Target Allocation		Percentage of Plan Assets
	U.S.	Non-U.S.	U.S.		Non-U.S.
	2012	2012	2011	2010	2011	2010
Equity securities	40%	9%	38%	41%	9%	14%
Fixed income	30%	83%	22%	24%	83%	78%
Alternative strategies	30%	5%	34%	33%	5%	5%
Cash	—%	3%	6%	2%	3%	3%
	100%	100%	100%	100%	100%	100%

The expected long-term rate of return for pension assets has been chosen based on various inputs, including returns projected by various external sources for the different asset classes held by and to be held by the Company’s trusts and its targeted asset allocation. These projections incorporate both historical returns and forward looking views regarding capital market returns, inflation and other variables.

Fair Value Measurements

Retirement plan assets are valued at fair value using various inputs and valuation techniques. A description of the inputs and valuation techniques used to measure the fair value for each class of plan assets is included in Note 20 “Fair Value Measurements.”